=================================================================
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                  -------------------------------


                             FORM 8-K



                          CURRENT REPORT

-----------------------------------------------------------------

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



                                                  February 1, 1996
Date of Report (Date of earliest event reported): (January 31, 1996)
                                                 ----------------------

                   FOURTH FINANCIAL CORPORATION
------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)



                             KANSAS
          ----------------------------------------------
          (State or other jurisdiction of incorporation)


           0-4170                            48-0761683
------------------------     --------------------------------------
(Commission File Number)       (IRS Employer Identification No.)


     100 North Broadway, Wichita, Kansas               67202
------------------------------------------------------------------
  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (316) 261-4444


                            Not Applicable
------------------------------------------------------------------
   (Former name or former address, if changed since last report)

=================================================================

ITEM 5.  OTHER EVENTS.
------   ------------

    On January 31, 1996, the Registrant was merged (the "Merger") with and into Acquisition Sub, Inc. ("AcquisitionCo"), a Kansas corporation and wholly-owned subsidiary of Boatmen's Bancshares, Inc. ("Boatmen's), a Missouri corporation. Under the terms of the Merger,
(i) each issued and outstanding share of common stock, par value $5 per share, of the Registrant was converted into one share of common stock, par value $1 per share, of Boatmen's, and (ii) each issued and outstanding Depositary Share of the Registrant, representing a 1/16 interest in a share of Class A 7% Cumulative Convertible Preferred Stock of the Registrant, was converted into one Depositary Share of Boatmen's, representing a 1/16 interest in a share of 7% Cumulative Convertible Preferred Stock, Series A, of Boatmen's.

    AcquisitionCo, which changed its name to BBI Kansas, Inc. upon consummation of the Merger, intends to file, as successor in interest to the Registrant, a Form 15 with the Securities and Exchange
Commission to terminate the registration of the Registrant's securities, and its duty to file reports, under the Securities
Exchange Act of 1934, as amended.

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated:  February 1, 1996.

                           BBI KANSAS, INC.
                           (formerly known as Acquisition Sub, Inc., as successor in interest to Fourth Financial Corporation)


                           By:  /s/ Gregory L. Curl
                               -----------------------------------------
                                   Gregory L. Curl
                                   President